Exhibit 10.2

EXTENSION AGREEMENT

Reference is made to the Employment Agreement dated as of February 1, 2024 (the “Employment Agreement”) by and between Qualstar Corporation, a Nevada corporation (“Qualstar”), and Steven N. Bronson, its Chief Executive Officer and President (“Executive”).  Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Employment Agreement.

WHEREAS, by its terms the Employment Agreement expired on January 31, 2026;

WHEREAS, notwithstanding such expiration, Executive has continued to perform in the same capacities;

NOW, THEREFORE, in consideration of the foregoing, the parties agree that:

1.The expiration date of the Employment Agreement shall be extended to January 31, 2027; and

2.Except as set forth herein, the Employment Agreement shall remain in full force and effect and shall be deemed for all purposes to have been in continuous effect since its original execution date.

IN WITNESS WHEREOF, the parties have executed this Extension Agreement as of October 12, 2026.

QUALSTAR CORPORATION

By:	/s/Ryan J. Hoffman
Ryan J. Hoffman
Acting CFO

EXECUTIVE

/s/ Steven N. Bronson
Steven N. Bronson